UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) September 22, 2004



                         THE BEAR STEARNS COMPANIES INC.
                        ---------------------------------
              (Exact name of registrant as specified in its charter)




 DELAWARE                     File No. 1-8989                   13-3286161
 --------                     ---------------                   ----------
 (State or other              (Commission File                  (IRS Employer
 jurisdiction of               Number)                           Identification
 incorporation)                                                  Number)


                 383 Madison Avenue, New York, New York   10179
               --------------------------------------------------
                (Address of Principal Executive Offices)(Zip Code)

                                  (212)272-2000
                                 ---------------
                 (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
                  Appointment of Principal Officers.

The Bear Stearns Companies Inc. (NYSE: BSC) announced yesterday that Henry S. Bienen has been elected to the Board of Directors of the Corporation.
Mr. Bienen has also been elected to the Audit Committee and the Qualified Legal Compliance Committee of the Board. Mr. Bienen is currently the President of Northwestern University. Mr. Bienen will replace Mr. William L. Mack, who is leaving the Bear Stearns Board of Directors in October.

Mr. Bienen is a member of the board of directors of the Council on Foreign Relations (New York), serving as chair of its nominating and governance committee and as a member of its executive committee. He is a member of the board of directors of the Chicago Council on Foreign Relations and serves on its executive committee. Other board and trustee memberships include the Consortium on Financing Higher Education, the Economic Club of Chicago, Deltak edu. Inc., JSTOR, the John G. Shedd Aquarium, Steppenwolf Theatre and the Alain Locke Charter School. Mr. Bienen serves on the executive committee of the Association of American Universities and is a member of the American Political Science Association.

Mr. Bienen has earned numerous awards and fellowships both nationally and internationally. He has also authored and contributed to over one hundred economic and political books, articles and reports. Mr. Bienen earned a bachelor's degree with honors from Cornell University and a master's degree from the University of Chicago. He was awarded a Ph.D. from Chicago and received the University of Chicago Professional Achievement Alumni Award. He served as dean of the Woodrow Wilson School at Princeton University from 1992-1994.

Founded in 1923, The Bear Stearns Companies Inc. is the parent company of Bear, Stearns & Co. Inc., a leading investment banking and securities trading and brokerage firm serving governments, corporations, institutions and individuals worldwide. With approximately $41.6 billion in total capital, the company's business includes corporate finance and mergers and acquisitions, institutional equities and fixed income sales, trading and research, private client services, derivatives, foreign exchange and futures sales and trading, asset management and custody services. Through Bear, Stearns Securities Corp., it offers prime broker and broker dealer clearing services, including clearing and securities lending. Headquartered in New York City, the company has approximately 10,500 employees worldwide. For additional information about Bear Stearns, please visit our Web site at http://www.bearstearns.com.


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                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THE BEAR STEARNS COMPANIES INC.

                                       By:     /s/ Jeffrey M. Farber
                                               ----------------------
                                                Jeffrey M. Farber
                                                Controller
                                               (Principal Accounting Officer)

Dated:      September 23, 2004



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